UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 18 or 15(d) of
                       the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): January 24, 2008





                                GLOBAL MARINE LTD
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         Nevada                        021-84167              57-1075246
         ------                        ---------              ----------

(State or other jurisdiction          (Commission           (I.R.S. employer
     of incorporation)                File Number)        identification number)


                 2062 Chapman Lake Drive, Warsaw, Indiana 26582
               (Address of principal executive offices) (Zip code)



                                 (574) 268-9997
               Registrant's telephone number, including area code



            165A Remount Road, North Charleston, South Carolina 29406
                  (Former Address If Changed since Last Report)



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Item 8.01    Other Events

The purpose of this filing is to amend the last paragraph of the previously reported Item 8.01 dated April 4, 2006, as follows.

As of January 24, 2008, the registered holder of the Debenture, Highgate House, LLC. ("H.H.") has forwarded a notice of conversion to the Issuer, pursuant to which, H.H. elected to convert the principal amount and interest of $55,000 dollars, pursuant to which the Issuer, issued 55 million shares of its common stock to H.H.

To date, H.H. has forwarded sixteen notices of conversion to the Issuer. Pursuant to these notices, H.H. elected to convert the principle amount and interest of the Debenture in the aggregate sum of $176,780, pursuant to which the Issuer issued an aggregate of 118,904,071 shares of its Common Stock to H.H.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Global Marine LTD
                                            (Registrant)


Dated: February 12, 2008                    By: /s/ Douglas W. Beatty
                                            --------------------------
                                                Douglas W. Beatty, President